Perma-Fix Environmental Services Files Shelf Registration Statement

ATLANTA – April 7, 2009— Perma-Fix Environmental Services, Inc. (NASDAQ: PESI) announced today that it has filed a shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission (SEC).

The shelf registration statement, when declared effective by the SEC, would give Perma-Fix the ability to sell up to 5,000,000 shares of its common stock. After the shelf registration becomes effective, the common stock may be sold from time to time and through one or more methods of distribution, subject to market conditions and Perma-Fix’s capital needs. The terms of any offering would be established at the time of the offering.

Dr. Louis F. Centofanti, Chairman & CEO, stated, “We do not have immediate plans to sell shares under the registration statement.  The Board of Directors agreed that having a shelf registration in place was prudent given the current market environment, as it provides us greater financial flexibility in the event we identify strategic opportunities that may require additional capital.”

This registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov. In addition, Perma-Fix would file a prospectus supplement with the SEC in connection with any offering under the shelf registration statement. The information on Perma-Fix’s web site is not a part of the registration statement, the prospectus or any prospectus supplement which may be issued under the registration statement.

About Perma-Fix Environmental Services

Perma-Fix Environmental Services, Inc., a national environmental services company, provides unique mixed waste and industrial waste management services. The Company’s increased focus on nuclear services includes radioactive and mixed waste treatment services for hospitals, research labs and institutions, federal agencies, including DOE, DOD, and nuclear utilities. The company’s industrial services treat hazardous and non-hazardous waste for a variety of customers including, Fortune 500 companies, federal, state and local agencies and thousands of other clients. Nationwide, the company operates seven waste treatment facilities.

Please visit us on the World Wide Web at http://www.perma-fix.com.

This press release contains “forward-looking statements” which are based largely on the Company's expectations and are subject to various business risks and uncertainties, certain of which are beyond the Company's control. Forward-looking statements include, but are not limited to: that having a shelf registration in place was prudent given the current market environment, as it provides us greater financial flexibility in the event we identify strategic opportunities that may require additional capital; and after the shelf registration statement becomes effective, the common stock may be sold from time to time and through one or more methods of distributions.   These forward-looking statements are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. While the Company believes the expectations reflected in this news release are reasonable, it can give no assurance such expectations will prove to be correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this release, including, without limitation, future economic conditions;  industry conditions; market conditions; Perma-Fix’s capital needs; and the additional factors referred to under "Special Note Regarding Forward-Looking Statements" of our 2008 Form 10-K. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that bear upon forward-looking statements.

Contacts:
Dr. Louis F. Centofanti, Chairman and CEO	David K. Waldman-US Investor Relations
Perma-Fix Environmental Services, Inc.	Crescendo Communications, LLC
(770) 587-5155	(212) 671-1020 x101

Herbert Strauss-European Investor Relations
herbert@eu-ir.com
+43 316 296 316